OPPENHEIMER AGGRESSIVE GROWTH FUND
                       Share Certificate (8-1/2" x 11")


I.    FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

                  (upper left corner): NUMBER [of shares]

                  (upper right)  SHARES

                  (centered
                  below boxes)      Oppenheimer        Variable        Account
Funds

                  A MASSACHUSETTS BUSINESS TRUST
                  SERIES: OPPENHEIMER AGGRESSIVE GROWTH FUND

(at left)   THIS IS TO CERTIFY THAT             (at   right)    SEE    REVERSE
FOR
                                                   CERTAIN DEFINITIONS

                                                      (box with number)
                                                      CUSIP 683811 509

      (at left)       is the owner of

      (centered)        FULLY PAID SHARES OF BENEFICIAL INTEREST OF


                       OPPENHEIMER AGGRESSIVE GROWTH FUND

            a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS
            (hereinafter   called   the   "Fund"),    transferable   only   on
            the
            books of the Fund by the holder hereof in person or by
            duly authorized attorney, upon surrender of this
            certificate    properly    endorsed.    This    certificate    and
            the
            shares represented hereby are issued and shall be held
            subject to all of the provisions of the Declaration of
            Trust of the Fund to all of which the holder by
            acceptance    hereof    assents.    This    certificate   is   not
            valid
            until countersigned by the Transfer Agent.




            WITNESS    the    facsimile    seal   of   the    Fund   and   the
            signatures
            of its duly authorized officers.

            (signature                    Dated:      (signature
            at left of seal)                          at right of seal)

      -----------------------                         -------------------
      SECRETARY                                       PRESIDENT




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                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend
                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                     SEAL
                                     1984
                         COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                        Countersigned
                                    SHAREHOLDER SERVICES, INC. (a
                                    DIVISION       OF        OPPENHEIMERFUNDS,
INC.)
                                    Denver (Colo.)      Transfer Agent

                                    By ____________________________
                                          Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                        as tenants in common

UNIF     GIFT/TRANSFER     MIN     ACT      -__________________      Custodian
--------
                                    (Cust)                        (Minor)

                                 UNDER UGMA/UTMA
-------------------
                                                                         (State)


Additional abbreviations may also be used though not on above list.

For   Value   Received    ................    hereby    sell(s),    assign(s),
and
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



-----------------------------------------------------------------
             (Please print or type name and address of assignee)

------------------------------------------------------

----------------------------------------------------------
Shares
of    the     beneficial     interest     represented     by    the     within
Certificate,
and do hereby irrevocably constitute and appoint
___________________________      Attorney     to     transfer     the     said
shares
on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________


-----------------------------------
                                    (Both must sign if joint tenancy)

                                    Signature(s)_____________________
                                    guaranteed        Name    of    Firm    or
Bank
                                    by:
--------------------------
                                                      Signature of
                                                      Officer

(text printed           NOTICE: The signature(s) to this assignment
vertically to right  correspond with the name(s) as written upon
of above paragraph)      the  face of the certificate in every
                         particular        without        alteration        or
enlargement
                         or any change whatever.

(text printed in        Signatures must be guaranteed by a U.S.
box to left of          commercial     bank    or     trust     company,     a
Federally-
signature(s))           chartered savings and loan association, a
                        foreign    bank    having    a   U.S.    correspondent
bank
                     or member firm of a national securities
                                    exchange.